                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  November 15, 1996



                          WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)



                TEXAS                    1-9876               74-1464203

(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
incorporation or organization)                            Identification Number)



      2600 Citadel Plaza Drive, P.O. Box 924133, Houston, Texas 77292-4133
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (713) 866-6000



                                 Not applicable
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

          Weingarten Realty Investors, a Texas real estate investment trust (the "Company"), has commenced a Medium Term Note program (the "Program") which provides that the Company may offer and sell from time to time its unsecured senior or subordinated Medium Term Notes due Nine Months or More in an aggregate principal amount of up to $150,000,000 (the "MTNs") as described in the Company's Prospectus Supplement dated November 15, 1996 to the Company's Prospectus dated September 30, 1996. The MTNs will be issued pursuant to the Company's existing shelf registration statement, and the maximum aggregate principal amount of $150,000,000 includes $23,500,000 of MTNs registered but not sold under the Company's previous Medium Term Note Program which commenced on May 10, 1995.

          The MTNs will be offered and sold by Goldman Sachs & Co., Alex. Brown & Sons Incorporated, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and NationsBanc Capital Markets, Inc. as Agents for the Company (the "Agents") pursuant to that certain Distribution Agreement among the Company and the Agents dated November 15, 1996. The MTNs will be issued under a Senior Indenture or a Subordinated Indenture, both between the Company and Texas Commerce Bank, National Association, as trustee. As of November 26, 1996, the Company had sold $19 million of MTNs under the new Program.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)    Exhibits.

                 1.1 Distribution Agreement among the Company and the Agents dated November 15, 1996 relating to the MTNs.

                 4.1 Senior Indenture dated as of May 1, 1995 between the Company and Texas Commerce Bank, National Association, as trustee (filed as Exhibit 4(a) to the Company's Registration Statement on Form S-3 (No. 33-57659) and incorporated herein by reference).

                 4.2 Subordinated Indenture dated as of May 1, 1995 between the Company and Texas Commerce Bank, National Association (filed as Exhibit 4(b) to the Company's Registration Statement on Form S-3 (No. 33-57659) and incorporated herein by reference).

                 10.1 6.9% Senior Medium Term Note (Series A) of the Company, dated November 22, 1996, in the amount of $12,000,000.

                 10.2 6.6% Senior Medium Term Note (Series A) of the Company, dated November 26, 1996, in the amount of $7,000,000.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 1996
                                        WEINGARTEN REALTY INVESTORS



                                        By:  /s/ Stephen C. Richter
                                           -----------------------------------
                                                  Stephen C. Richter
                                                  Vice President/Financial
                                                  Administration and Treasurer
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                          WEINGARTEN REALTY INVESTORS
                               INDEX TO EXHIBITS

       EXHIBIT                                                         PAGE
       -------                                                         ----
       1.1             Distribution Agreement among the Company and
                       the Agents dated November 15, 1996 relating
                       to the MTNs.

       4.1 Senior Indenture dated as of May 1, 1995 between the Company and Texas Commerce Bank,
                       National Association, as trustee (filed as Exhibit 4(a) to the Company's Registration
                       Statement on Form S-3 (No. 33-57659) and incorporated herein by reference).

       4.2             Subordinated Indenture dated as of May 1,
                       1995 between the Company and Texas Commerce
                       Bank, National Association (filed as Exhibit
                       4(b) to the Company's Registration Statement on Form S-3 (no. 33-57659) and incorporated herein by reference).

       10.1 6.9% of Senior Medium Term Note (Series A) of the Company, dated November 22, 1996, in the amount of $12,000,000.

       10.2 6.6% Senior Medium Term Note (Series A) of the Company, dated November 26, 1996, in the amount of $7,000,000.